UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 16, 2005

SOUTHERN SAUCE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-125268	11-3737500
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11951 S.E. 57th Street Morriston, FL	32668
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	352-486-4541

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 16, 2005, Southern Sauce Company, Inc. (the “Company”) dismissed Daszkal Bolton LLP as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

(b) During the fiscal year ended December 31, 2004 and the interim period through November 16, 2005, there were no disagreements with Daszkal Bolton LLP on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal Bolton LLP, would have caused Daszkal Bolton LLP to make reference thereto in its reports on the financial statements for such years.

(c) During the fiscal year ended December 31, 2004 and the interim period through November 16, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(d) The report of Daszkal Bolton LLP on the Company’s financial statements as of and for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than uncertainty as to the Company’s ability to continue as a going concern.

(e) We have requested that Daszkal Bolton LLP furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether Daszkal Bolton LLP agrees with the above statements made by us. A copy of this letter addressed to the Securities and Exchange Commission, dated November 21, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

(f) On November 21, 2005, the Company engaged Sherb & Co., LLP, as its new independent registered public accounting firm. The Company has not consulted with Sherb & Co., LLP during the fiscal year ended December 31, 2004 and through November 16, 2005, on either the application of accounting principles or type of opinion Sherb & Co., LLP might issue on the Company’s financial statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN SAUCE COMPANY, INC.

By: /s/ Robert Jordan

President and Chief Executive Officer

Date: November 21, 2005

Exhibit 16

November 21, 2005

Office of the Chief Accountant

Securities and Exchange Commission

Mail Stop 9-5

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Southern Sauce Company, Inc.
Commission File Number: 333-125268

We have read the statements that we understand Southern Sauce Company, Inc. will include under Item 4 of the Form 8-K it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Sincerely,

s/ Daszkal Bolton LLP